Exhibit 99.1 Public Service Enterprise Group FOURTH QUARTER AND FULL YEAR 2024 NYSE: PEG Financial Results Presentation February 25, 2025

PSEG Fourth Quarter and Full Year 2024 Forward-Looking Statements Certain of the matters discussed in this report about our and our subsidiaries’ future performance, • development, adoption and use of Artificial Intelligence by us and our third-party vendors; • fluctuations in, or third-party default risk in wholesale power and natural gas markets, including, without limitation, future revenues, earnings, strategies, prospects, consequences, and including the potential impacts on the economic viability of our generation units; all other statements that are not purely historical constitute “forward-looking statements” within • our ability to obtain adequate nuclear fuel supply; the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking • changes in technology related to energy generation, distribution and consumption and statements are subject to risks and uncertainties, which could cause actual results to differ changes in customer usage patterns; • third-party credit risk relating to our sale of nuclear generation output and purchase of materially from those anticipated. Such statements are based on management’s beliefs as well as nuclear fuel; assumptions made by and information currently available to management. When used herein, the • any inability to meet our commitments under forward sale obligations and Regional words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,” Transmission Organization rules; “potential,” “forecast,” “project,” variations of such words and similar expressions are intended to • the impact of changes in state and federal legislation and regulations on our business, including PSE&G’s ability to recover costs and earn returns on authorized investments; identify forward-looking statements. Factors that may cause actual results to differ are often • PSE&G’s proposed investment projects or programs may not be fully approved by presented with the forward-looking statements themselves. Other factors that could cause actual regulators and its capital investment may be lower than planned; results to differ materially from those contemplated in any forward-looking statements made by us • our ability to receive sufficient financial support for our New Jersey nuclear plants from herein are discussed in filings we make with the United States Securities and Exchange the markets, production tax credit and/or zero emission certificates program; • adverse changes in and non-compliance with energy industry laws, policies, regulations Commission (SEC), including our Annual Report on Form 10-K and subsequent reports on Form and standards, including market structures and transmission planning and transmission 10-Q and Form 8-K. These factors include, but are not limited to: returns; • any inability to successfully develop, obtain regulatory approval for, or construct • risks associated with our ownership and operation of nuclear facilities, and third-party transmission and distribution, and our nuclear generation projects; operation of co-owned nuclear facilities, including increased nuclear fuel storage costs, • the physical, financial and transition risks related to climate change, including risks relating regulatory risks, such as compliance with the Atomic Energy Act and trade control, to potentially increased legislative and regulatory burdens, changing customer preferences environmental and other regulations, as well as operational, financial, environmental and and lawsuits; health and safety risks; • any equipment failures, accidents, critical operating technology or business system • changes in federal, state and local environmental laws and regulations and enforcement; failures, natural disasters, severe weather events, acts of war, terrorism or other acts of • delays in receipt of, or an inability to receive, necessary licenses and permits and siting violence, sabotage, physical attacks or security breaches, cyberattacks or other incidents approvals; and that may impact our ability to provide safe and reliable service to our customers; • changes in tax laws and regulations. • any inability to recover the carrying amount of our long-lived assets; • disruptions or cost increases in our supply chain, including labor shortages; All of the forward-looking statements made in this report are qualified by these cautionary • any inability to maintain sufficient liquidity or access sufficient capital on commercially statements and we cannot assure you that the results or developments anticipated by reasonable terms; management will be realized or even if realized, will have the expected consequences to, or • the impact of cybersecurity attacks or intrusions or other disruptions to our information technology, operational or other systems; effects on, us or our business, prospects, financial condition, results of operations or cash flows. • an increasing demand for power and load growth, potentially compounded by a shift away Readers are cautioned not to place undue reliance on these forward-looking statements in from natural gas toward increased electrification; making any investment decision. Forward-looking statements made in this report apply only as • failure to attract and retain a qualified workforce; of the date of this report. While we may elect to update forward-looking statements from time to • increases in the costs of equipment, materials, fuel, services and labor; • the impact of our covenants in our debt instruments and credit agreements on our time, we specifically disclaim any obligation to do so, even in light of new information or future business; events, unless otherwise required by applicable securities laws. • adverse performance of our defined benefit plan trust funds and Nuclear Decommissioning Trust Fund and increases in funding requirements; The forward-looking statements contained in this report are intended to qualify for the safe • any inability to enter into or extend certain significant contracts; harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. 2 2

PSEG Fourth Quarter and Full Year 2024 GAAP Disclaimer PSEG presents Operating Earnings in addition to its Net Income should not be considered an alternative to, the presentation of (Loss) reported in accordance with accounting principles Net Income (Loss), which is an indicator of financial generally accepted in the United States (GAAP). Operating performance determined in accordance with GAAP. In addition, Earnings is a non-GAAP financial measure that differs from Net non-GAAP Operating Earnings as presented in this report may Income (Loss). Non-GAAP Operating Earnings exclude the not be comparable to similarly titled measures used by other impact of gains (losses) associated with the Nuclear companies. Decommissioning Trust (NDT), Mark-to-Market (MTM) Due to the forward-looking nature of non-GAAP Operating accounting and other material infrequent items. The last three Earnings guidance, PSEG is unable to reconcile this non-GAAP slides in this presentation (Slides A, B and C) include a list of financial measure to the most directly comparable GAAP items excluded from Net Income (Loss) to reconcile to non- financial measure because comparable GAAP measures are not GAAP Operating Earnings with a reference to those slides reasonably accessible or reliable due to the inherent difficulty in included on each of the slides where the non-GAAP information forecasting and quantifying measures that would be required for appears. such reconciliation. Namely, we are not able to reliably project Management uses non-GAAP Operating Earnings in its internal without unreasonable effort MTM and NDT gains (losses), for analysis, and in communications with investors and analysts, as future periods due to market volatility. These items are a consistent measure for comparing PSEG’s financial uncertain, depend on various factors, and may have a material performance to previous financial results. The presentation of impact on our future GAAP results. non-GAAP Operating Earnings is intended to complement, and From time to time, PSEG and PSE&G release important information via postings on their corporate Investor Relations website at https://investor.pseg.com. Investors and other interested parties are encouraged to visit the Investor Relations website to review new postings. You can sign up for automatic email alerts regarding new postings at the bottom of the webpage at https://investor.pseg.com or by navigating to the Email Alerts webpage here. The information on https://investor.pseg.com and https://investor.pseg.com/resources/email-alerts/default.aspx is not incorporated herein and is not part of this communication or the Form 8-K to which it is an exhibit. 3 3

PSEG Fourth Quarter and Full Year 2024 PSEG Q4 and Full Year 2024 Highlights Fourth Quarter and Full Year Results • Net Income of $0.57 per share in Q4; Net Income of $3.54 per share in FY 2024 • Non-GAAP Operating Earnings of $0.84 per share in Q4; Non-GAAP Operating Earnings of $3.68 per share in FY 2024 th • 2024 marks the 20 consecutive year PSEG has met or exceeded management's non-GAAP Operating Earnings guidance Operational Excellence • 2024 PA Consulting ReliabilityOne® Award for Outstanding Metropolitan Service Area Reliability Performance in rd the Mid-Atlantic Region for 23 consecutive year • PSE&G recognized as #1 in Customer Satisfaction with Residential Electric and Gas Service in the East among Large Utilities by J.D. Power in 2024 • Nuclear capacity factor was approximately 90% for full year 2024 Disciplined Investment • PSE&G successfully executed ~$3.6 billion capital investment program in 2024, including $0.9 billion in Q4 • Concluded PSE&G’s first electric and gas distribution base rate case in six years with a balanced outcome providing for recovery of all prudent investments while maintaining favorable affordability profile • Reached ~$2.9 billion CEF-EE II settlement covering commitments from January 2025 to June 2027 to be spent over a six-year period See Slides A, B and C for Items excluded from Net Income (Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG, PSE&G and PSEG Power & Other. 4 4 Note: PSEG Power & Other includes nuclear generating fleet, gas supply operations, PSEG Long Island, competitively bid regulated transmission investments, Parent and other.

PSEG Fourth Quarter and Full Year 2024

# PSEG Initiating Full Year 2025 Guidance

## 2025 midpoint represents ~9% increase over 2024 results


~9% Year-Over-Year Growth
$3.94 - $4.06
$3.68
2024 Non-GAAP Operating Earnings
2025E Non-GAAP Operating Earnings Guidance

**Key Drivers for 2025**

- **Initiating PSEG 2025 non-GAAP Operating Earnings guidance of $3.94 - $4.06 per share**
- **PSEG 2025E outlook driven by:**
  - \+ New distribution base rates effective for the full year
  - \+ Clause-based investment recoveries for infrastructure modernization and EE
  - \+ Higher PSE&G rate base, increased by ~12% at YE 2024 over YE 2023
  - \+ Higher PTC threshold price estimated at $44.75/MWh
  - -- ZEC II award payments end May 2025
  - -- Hope Creek refueling scheduled for fall 2025 includes fuel cycle extension work
  - -- Higher costs, including interest and depreciation

**Ongoing Execution of PSEG Strategic Plan**

- **Regulated capital spending plan of ~$3.8 billion for 2025 to continue investments in infrastructure modernization, energy efficiency, electrification initiatives and load growth**
- **Increased indicative 2025 annual common dividend by 5% to $2.52 per share**
- **Management has delivered results within guidance for 20 consecutive years**

See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP) for PSEG.
All future decisions and declarations regarding dividends on the common stock are subject to approval by the Board of Directors.

5

PSEG Fourth Quarter and Full Year 2024 PSEG Extends Long-Term Growth Target of 5% - 7% From Higher 2025 Midpoint Non-GAAP Operating Earnings Strong Business Mix and Predictable Growth • PSEG’s long-term non-GAAP earnings growth outlook of 5%-7% is based on the midpoint of 2025 guidance range (a 9% higher baseline) and assumes the PTC threshold price • ~90% of PSEG’s projected non-GAAP Operating Earnings over the 2025-2029 period are from PSE&G • Total PSEG capital program of $22.5B - $26B for 2025-2029 with >90% from regulated activities • $21B - $24B regulated capital investment program for 2025-2029, supports PSE&G’s Rate Base CAGR of 6%-7.5% over the same period • Solid balance sheet supports execution of robust 5-year capital plan without the need to issue equity or sell assets • Nuclear PTC threshold price adjusted annually for inflation • Growth beyond forecasted CAGR range could be achieved through opportunities to contract existing nuclear output under longer-term 2025E 2029E contracts at prices above the nuclear PTC threshold price 6

PSEG Fourth Quarter and Full Year 2024 Q4 and FY 2024 Review 7

PSEG Fourth Quarter and Full Year 2024 PSEG Q4 Results PSEG EPS Summary – Three Months ended December 31, Net Income (Loss) 2024 2023 Change PSE&G $0.75 $0.58 $0.17 PSEG Power & Other $(0.18) $0.52 $(0.70) Total PSEG $0.57 $1.10 $(0.53) Non-GAAP Operating Earnings 2024 2023 Change PSE&G $0.75 $0.59 $0.16 PSEG Power & Other $0.09 $(0.05) $0.14 Total PSEG $0.84 $0.54 $0.30 8 8 See Slides A, B and C for Items excluded from Net Income (Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG, PSE&G and PSEG Power & Other.

PSEG Fourth Quarter and Full Year 2024 PSEG EPS Reconciliation – Q4 2024 versus Q4 2023 $1.20 $1.00 $1.10 $1.00 $0.90 $0.84 $0.14 $0.80 $0.16 $0.70 Gross Margin and PTC 0.18 $0.57 $0.60 O&M (0.01) $0.54 Depreciation & Interest Transmission 0.02 (0.03) $0.50 Distribution: Non-Operating Pension/OPEB (0.01) Margin 0.16 $0.40 Taxes & Other 0.01 O&M 0.01 Depreciation & Interest $0.30 (0.03) Non-Operating $0.20 Pension/OPEB (0.02) Taxes & Other 0.02 $0.10 $0.00 Q4 2023 Q4 2023 PSE&G PSEG Power & Other Q4 2024 Q4 2024 Net Income Operating Earnings Operating Earnings Net Income (non-GAAP) (non-GAAP) See Slides A, B and C for Items excluded from Net Income (Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG, PSE&G and PSEG Power & Other. Note: In 2024, PSEG recorded the benefit of the estimated PTCs within Income Tax Expense in its Consolidated Statements of Operations in accordance with Accounting Standards Codification Topic 740, Income Taxes. 9 9 Results may not add due to rounding. $ / share ~ ~

PSEG Fourth Quarter and Full Year 2024 PSEG Full Year Results PSEG EPS Summary – Years ended December 31, Net Income 2024 2023 Change PSE&G $3.09 $3.03 $0.06 PSEG Power & Other $0.45 $2.10 $(1.65) Total PSEG $3.54 $5.13 $(1.59) Non-GAAP Operating Earnings 2024 2023 Change PSE&G $3.09 $3.06 $0.03 PSEG Power & Other $0.59 $0.42 $0.17 Total PSEG $3.68 $3.48 $0.20 10 10 See Slides A, B and C for Items excluded from Net Income (Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG, PSE&G and PSEG Power & Other.

PSEG Fourth Quarter and Full Year 2024 PSEG EPS Reconciliation – FY 2024 versus FY 2023 $4.50 $5.25 $5.13 $5.00 $4.00 $0.17 $3.68 $3.54 $0.03 $3.48 $3.50 Gross Margin and PTC Transmission 0.02 0.44 Renewables & Energy $3.00 O&M (0.12) Efficiency 0.03 Depreciation & Interest Distribution: (0.10) $2.50 Margin 0.30 Non-Operating O&M (0.12) Pension/OPEB (0.01) Depreciation & Interest Taxes & Other (0.04) $2.00 (0.14) Non-Operating $1.50 Pension/OPEB (0.05) Taxes & Other (0.01) $1.00 $0.50 $0.00 FY 2023 FY 2023 PSE&G PSEG Power & Other FY 2024 FY 2024 Net Income Operating Earnings Operating Earnings Net Income (non-GAAP) (non-GAAP) See Slides A, B and C for Items excluded from Net Income (Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG, PSE&G and PSEG Power & Other. Note: In 2024, PSEG recorded the benefit of the estimated PTCs within Income Tax Expense in its Consolidated Statements of Operations in accordance with Accounting Standards Codification Topic 740, Income Taxes. 11 11 Results may not add due to rounding. $ / share ~ ~

PSEG Fourth Quarter and Full Year 2024

# PSE&G
## *Q4 and Full Year 2024 Highlights*

### Operations

- Residential Electric and Gas customer count, a driver of margin growth under the Conservation Incentive Program (CIP), each grew by ~1% for the trailing 12 months ended December 31, 2024
- CIP minimizes margin volatility due to variations in sales, regardless of the sales driver (weather, energy efficiency, net-metered solar, economy)
- Weather-normalized sales for the trailing 12 months ended December 31:
  - Electric sales increased by 2.5%
  - Gas sales decreased by 1%
- PSE&G replaced in 2024 ~350 miles of gas main and ~28,500 associated gas services to homes and businesses under gas main replacement program
  - Reduced reported methane emissions by over 30% system wide since 2018 through GSMP
- CEF-EC/AMI program completed with ~2.2 million smart meters in-service

### Regulatory and Market Environment

- BPU approved settlement that concluded PSE&G's first electric and gas distribution base rate case in six years
- BPU approved ~$2.9 billion CEF-EE II settlement, covering commitments from January 2025 to June 2027 to be spent over a six-year period
- Implemented annual FERC transmission formula rate resulting in $64 million in additional revenue effective January 1, 2025, subject to true-up
- PSE&G recognized as #1 in Customer Satisfaction with Residential Electric and Gas Service in the East among Large Utilities by J.D. Power in 2024

### Financial

- PSE&G invested ~$3.6 billion for the full year, exceeding its original 2024 investment plan
- Regulated capital investment program for 2025 totals ~$3.8 billion
- Updated 5-year regulated capital investment plan of $21 billion - $24 billion for 2025 – 2029, up from $18 billion - $21 billion for 2024 – 2028, focused on infrastructure modernization, energy efficiency and load growth

12

PSEG Fourth Quarter and Full Year 2024

# Regulated 5-Year Capital Investment Plan of $21B-$24B


2025E – 2029E
($ Billions)
6
5
4
3
2
1
0
2024
2025E
2026E
2027E
2028E
2029E
Transmission
Gas Distribution
Transmission Non-PSE&G
2024-2028 Low
Electric Distribution
Clean Energy
Low to High Investment Range
2024-2028 High

**Driven by Infrastructure Modernization and Energy Efficiency**

Includes AFUDC. CEF-EC/AMI is included in Electric Distribution.
Note: The Maryland Piedmont Reliability Project that was awarded to PSEG by PJM in December 2023 will be managed and owned outside of PSE&G but is included here given FERC regulated rate base formula rate recovery.
The low end of the range includes extensions of GSMP and CEF-EE. The hashed portion of the chart represents incremental PSE&G investment that may occur for programs related to gas and electric modernization, energy efficiency, energy storage, electric vehicles, load growth and solar.

13

PSEG Fourth Quarter and Full Year 2024 Regulated Capital Investment Plan ~$3B Higher for 2025-2029 2024-2028E: $18B-$21B 2025E-2029E: $21B-$24B 2023-2027E: $15.5B-$18B Rate Base CAGR: 6%-7.5% Rate Base CAGR: 6%-7.5% Rate Base CAGR: 6%-7.5% 24 22 20 18 16 14 12 10 8 6 4 2 0 Transmission Electric Distribution Gas Distribution Clean Energy Transmission Non-PSE&G* Low to High Investment Range** Consistent rate base CAGR reflects ~12% higher rate base at year-end 2024 versus year-end 2023 Includes AFUDC. CEF-EC/AMI is included in Electric Distribution. Note: The Maryland Piedmont Reliability Project that was awarded to PSEG by PJM in December 2023 will be managed and owned outside of PSE&G but is included here given FERC regulated rate base formula rate recovery. The low end of the range includes extensions of GSMP and CEF-EE. The hashed portion of the chart represents incremental PSE&G investment that may occur for programs related to gas and electric modernization, 14 energy efficiency, energy storage, electric vehicles, load growth and solar. ($ Billions)

PSEG Fourth Quarter and Full Year 2024 Robust Investment Opportunities Regulated Year-End Rate Base 50 45 40 Provide Consistent 35 Long-Term Rate 30 Base Growth 25 20 15 10 5 0 2023 2024 2025E 2026E 2027E 2028E 2029E Transmission Electric Distribution Gas Distribution Clean Energy Transmission Non-PSE&G* Low to High Investment Range** Includes CWIP and AFUDC. CEF-EC/AMI is included in Electric Distribution. Note: The Maryland Piedmont Reliability Project that was awarded to PSEG by PJM in December 2023 will be managed and owned outside of PSE&G but is included here given FERC regulated rate base formula rate recovery. The low end of the range includes extensions of GSMP and CEF-EE. The hashed portion of the chart represents incremental PSE&G investment that may occur for programs related to gas and electric modernization, 15 energy efficiency, energy storage, electric vehicles, load growth and solar. ($ Billions)

PSEG Fourth Quarter and Full Year 2024

# PSEG Power & Other

| Nuclear Generation Measures | Three Months Ended December 31, | | Twelve Months Ended December 31, | |
|---|---|---|---|---|
| | 2024 | 2023 | 2024 | 2023 |
| Capacity Factor | 85.7% | 85.8% | 89.9% | 93.2% |
| Fuel Cost ($ millions) | $46 | $45 | $191 | $189 |
| Generation (GWh) | 7,336 | 7,312 | 30,630 | 31,541 |
| Fuel Cost ($/MWh) | $6.27 | $6.15 | $6.24 | $5.99 |
| Refueling Outages: | 2025: | Spring – S1 | Fall – HC, PB3 | |
| | 2024: | Spring – HC | Fall – S2, PB2 | |
| | 2023: | Spring – S2 | Fall – S1, PB3 | |

## Other Financial Considerations

- For 2025, total nuclear generation is forecasted to be 30-32 TWh of reliable, carbon-free energy
- Nuclear fuel commitments cover ~100% of estimated uranium, enrichment and fabrication requirements through 2027 and a significant portion through 2028
- PSEG Nuclear's realized energy price historically aligned with the PECO hub
- PSEG Power amended existing $1.25B term loan agreement to extend through June 2025
- PSEG Power entered into a 364-day variable rate term loan for $400M in December 2024

**PJM Capacity Auction Results**

| Delivery Period | PSEG's Average Prices | PSEG's Cleared Capacity |
|---|---|---|
| June 2024 – May 2025 | $61/MW-Day | 3,700 MW |
| June 2025 – May 2026 | $270/MW-Day | 3,500 MW |
| PJM capacity auction for June 2026 – May 2027 scheduled for July 2025 | | |

**Illustrative Gross Margin Change Above PTC**

| Output | $10/MWh | $25/MWh | $50/MWh |
|---|---|---|---|
| 10 TWh | $100M | $250M | $500M |
| 20 TWh | $200M | $500M | $1,000M |
| 30 TWh | $300M | $750M | $1,500M |

Note: Generation indicates net generation. Average Prices and Cleared Capacity reflect base and incremental auctions.
PJM's new conversion of ICAP (installed capacity) to UCAP (unforced capacity, which is what is bid), has resulted in less UCAP per MW of ICAP. PSEG Nuclear sold the full UCAP value of the units.

16

PSEG Fourth Quarter and Full Year 2024 Appendix 17

PSEG Fourth Quarter and Full Year 2024 PSEG’s 2025 Indicative Annual Dividend Increase of 5% Supported by Predictable Earnings Annual PSEG Dividend Per Share $2.52** $2.40 $2.28 $2.16 $2.04 $1.96 $1.88 $1.80 $1.72 $1.64 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025E 57% 59% 58% 57% 57% 56% 62% 66% 65% Payout Ratio* PSEG has a 118-year history of paying dividends to shareholders * Payout Ratios reflect the dividend rate divided by non-GAAP Operating Earnings. See Slide C for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG. ** Indicative annual 2025 common dividend rate per share. 18 Note: All future decisions and declarations regarding dividends on the common stock are subject to approval by the Board of Directors.

PSEG Fourth Quarter and Full Year 2024

# PSEG Maintains a Solid Financial Position

## PSEG

**PSEG Senior Unsecured Credit Ratings**

Moody's = Baa2 / Outlook = Stable    S&P = BBB / Outlook = Stable

| | |
|---|---|
| PSEG Long-term Debt Outstanding | $4.86B |
| PSEG Consolidated Debt to Capitalization | 58% |

**PSEG Power Issuer Credit Ratings**

Moody's = Baa2 / Outlook = Stable    S&P = BBB / Outlook = Stable

| | |
|---|---|
| PSEG Power 364-Day Term Loan Outstanding (1,2) | $0.40B |
| PSEG Power Long-term Debt Outstanding (2) | $1.25B |

## PSEG Liquidity

- PSEG had approximately $2.6B of total available liquidity, including $125M of cash and cash equivalents, at December 31, 2024
- As of December 31, 2024, PSEG's variable rate debt was ~7% of total debt
- PSEG Power had net cash collateral postings of $244M at December 31, 2024

## Public Service Electric & Gas

**PSE&G Senior Secured Credit Ratings**

Moody's = A1 / Outlook = Stable    S&P = A / Outlook = Stable

| | |
|---|---|
| PSE&G Long-term Debt Outstanding | $15.00B |

## PSEG Maturity Profile 2025 - 2029



Principal Maturing ($ Millions)
2,500
2,000
1,500
1,000
500
0
2025
2026
2027
2028
2029
PSE&G
PSEG Power
PSEG

All data is as of 12/31/2024 unless otherwise noted.
(1) 364-Day Term Loan is included in Short-Term Debt as Commercial Paper & Loans.
(2) PSEG Power 364-Day term loan and PSEG Power long-term debt are at a variable rate. As of 12/31/2024, PSEG had entered into floating-to-fixed interest rate swaps totaling $1.25B to reduce the volatility in interest expense for our variable rate debt on the $1.25B term loan at PSEG Power. In December 2024, PSEG Power amended its existing $1.25 billion variable rate 3-year term loan agreement to extend from March 2025 through June 2025.
Note: Total long-term debt outstanding amounts may not add to PSEG Consolidated total long-term debt outstanding due to rounding. Amounts on slide are rounded up to two decimal places.

19

PSEG Fourth Quarter and Full Year 2024 PSEG Liquidity as of December 31, 2024 Expiration Total Available Company Facility Usage Date Facility Liquidity ($ millions) PSE&G Revolving Credit Facility March 2028 $1,000 $468 $532 PSEG Money Pool (A,B) PSEG/PSEG Power Revolving Credit Facility (PSEG) March 2028 $1,500 $764 $736 (A) Revolving Credit Facility (PSEG Power) March 2028 1,250 37 1,213 (C) Letter of Credit Facility (PSEG Power) April 2026 75 45 30 $2,825 $846 $1,979 Total Facilities $3,825 $1,314 $2,511 PSEG Money Pool Cash and Short-term Investments $46 PSE&G Cash and Short-term Investments $79 Total Liquidity Available $2,636 Total Money Pool Liquidity Available $2,025 (A) Master Facility of $2.75B with a PSEG sub-limit of $1.5B and PSEG Power sub-limit of $1.25B, which can be adjusted subject to terms within the credit agreement. (B) The PSEG sub-limit includes a sustainability linked pricing-based mechanism with potential increases or decreases, which are not expected to be material, depending on performance relative to targeted methane emission reductions. (C) PSEG Power has $200 million in uncommitted credit facilities with $75 million in letters of credit outstanding under these facilities. In addition, a subsidiary of PSEG Power has an uncommitted credit facility for $150M, which can be 20 20 utilized for cash collateral postings.

PSEG Fourth Quarter and Full Year 2024

# Glossary of Terms

| | |
|---|---|
| AFUDC | Allowance For Funds Used During Construction |
| AMI | Automated Metering Infrastructure |
| BGSS | Basic Gas Supply Service |
| BPU | New Jersey Board of Public Utilities |
| CAGR | Compound Annual Growth Rate |
| CEF | Clean Energy Future |
| CIP | Conservation Incentive Program |
| CWIP | Construction Work In Progress |
| E | Estimate |
| EC | Energy Cloud |
| EE | Energy Efficiency |
| EPS | Earnings Per Share |
| ESG | Environmental, Social and Governance |
| EV | Electric Vehicle |
| FERC | Federal Energy Regulatory Commission |
| FY | Full Year |
| GAAP | Generally Accepted Accounting Principles |
| GHG | Greenhouse Gas |
| GSMP | Gas System Modernization Program |
| HC | Hope Creek |
| IAP | Infrastructure Advancement Program |
| ICAP | Installed Capacity |
| M&R | Metering and Regulating |
| MSCI | Morgan Stanley Capital International |
| O&M | Operation & Maintenance |
| OPEB | Other Postretirement Benefits |
| PB | Peach Bottom |
| PECO | PECO Energy Company |
| PJM | Pennsylvania New Jersey Maryland |
| PPA | Power Purchase Agreement |
| PTC | Production Tax Credit |
| ROE | Return on Equity |
| S | Salem |
| UCAP | Unforced Capacity |
| YE | Year End |
| ZECs | Zero Emission Certificates |

**PSEG Investor Relations**
80 Park Plaza
Newark NJ 07102
PSEG-IR-GeneralInquiry@pseg.com

Link to PSEG Investor Relations Website

Link to PSEG ESG Webpages

*The information on the PSEG Investor Relations Website and the PSEG ESG Webpages is not incorporated herein and is not part of this slide presentation or the Form 8-K to which it is an exhibit.*

21

PSEG Fourth Quarter and Full Year 2024 Reconciliation of Non-GAAP Operating Earnings Public Service Enterprise Group Incorporated - Consolidated Operating Earnings (non-GAAP) Reconciliation Three Months Ended Year Ended (a) Includes the financial impact from positions with December 31, December 31, forward delivery months. Reconciling Items 2024 2023 2024 2023 (b) Income tax effect calculated at the statutory rate ($ millions, Unaudited) except for qualified NDT related activity, which records an additional 20% trust tax on income (loss) from qualified NDT Funds, and lease Net Income $ 286 $ 546 $ 1,772 $ 2,563 related activity. (Gain) Loss on Nuclear Decommissioning Trust (NDT) Please see Slide 3 for an explanation of PSEG’s use of Fund Related Activity, pre-tax 62 (126) (137) (184) Operating Earnings as a non-GAAP financial measure (a) (Gain) Loss on Mark-to-Market (MTM), pre-tax 134 (291) 210 (1,334) and how it differs from Net Income. Pension Settlement Charges, pre-tax - 6 - 338 Lease Related Activity, pre-tax - 7 (4) 7 Exit Incentive Program (EIP), pre-tax - 4 - 29 (b) Income Taxes related to Operating Earnings (non-GAAP) reconciling items (61) 125 (2) 323 Operating Earnings (non-GAAP) $ 421 $ 271 $ 1,839 $ 1,742 PSEG Fully Diluted Average Shares Outstanding (in millions) 500 500 500 500 ($ Per Share Impact - Diluted, Unaudited) Net Income $ 0 .57 $ 1.10 $ 3.54 $ 5.13 (Gain) Loss on NDT Fund Related Activity, pre-tax 0.12 (0.26) (0.27) (0.37) (a) (Gain) Loss on MTM, pre-tax 0.27 (0.58) 0.42 (2.67) Pension Settlement Charges, pre-tax - 0.02 - 0.68 Lease Related Activity, pre-tax - 0.01 (0.01) 0.01 EIP, pre-tax - 0.01 - 0.06 (b) Income Taxes related to Operating Earnings (non-GAAP) reconciling items (0.12) 0.24 - 0.64 Operating Earnings (non-GAAP) $ 0 .84 $ 0.54 $ 3 .68 $ 3.48 A 22 22

PSEG Fourth Quarter and Full Year 2024

# Reconciliation of Non-GAAP Operating Earnings

## PSE&G Operating Earnings (non-GAAP) Reconciliation

| Reconciling Items | Three Months Ended December 31, 2024 | Three Months Ended December 31, 2023 | Year Ended December 31, 2024 | Year Ended December 31, 2023 |
|---|---|---|---|---|
| | ($ millions, Unaudited) | | | |
| Net Income | $ 378 | $ 291 | $ 1,547 | $ 1,515 |
| EIP, pre-tax | - | 2 | - | 19 |
| Pension Settlement Charges, pre-tax | - | 4 | - | 4 |
| Income Taxes related to Operating Earnings (non-GAAP) reconciling items[b] | - | (1) | - | (6) |
| Operating Earnings (non-GAAP) | $ 378 | $ 296 | $ 1,547 | $ 1,532 |
| PSEG Fully Diluted Average Shares Outstanding (in millions) | 500 | 500 | 500 | 500 |

## PSEG Power & Other Operating Earnings (non-GAAP) Reconciliation

| Reconciling Items | Three Months Ended December 31, 2024 | Three Months Ended December 31, 2023 | Year Ended December 31, 2024 | Year Ended December 31, 2023 |
|---|---|---|---|---|
| | ($ millions, Unaudited) | | | |
| Net Income (Loss) | $ (92) | $ 255 | $ 225 | $ 1,048 |
| (Gain) Loss on NDT Fund Related Activity, pre-tax | 62 | (126) | (137) | (184) |
| (Gain) Loss on MTM, pre-tax[a] | 134 | (291) | 210 | (1,334) |
| Pension Settlement Charges, pre-tax | - | 2 | - | 334 |
| Lease Related Activity, pre-tax | - | 7 | (4) | 7 |
| EIP, pre-tax | - | 2 | - | 10 |
| Income Taxes related to Operating Earnings (non-GAAP) reconciling items[b] | (61) | 126 | (2) | 329 |
| Operating Earnings (non-GAAP) | $ 43 | $ (25) | $ 292 | $ 210 |
| PSEG Fully Diluted Average Shares Outstanding (in millions) | 500 | 500 | 500 | 500 |

(a) Includes the financial impact from positions with forward delivery months.

(b) Income tax effect calculated at the statutory rate except for qualified NDT related activity, which records an additional 20% trust tax on income (loss) from qualified NDT Funds, and lease related activity.

Please see Slide 3 for an explanation of PSEG's use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income (Loss).

B

PSEG Fourth Quarter and Full Year 2024

# Reconciliation of Non-GAAP Operating Earnings

## Public Service Enterprise Group Incorporated - Consolidated Operating Earnings (non-GAAP) Reconciliation

| Reconciling Items | Year Ended December 31, | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|
| | 2024 | 2023 | 2022 | 2021 | 2020 | 2019 | 2018 | 2017 | 2016 |
| | ($ millions, Unaudited) | | | | | | | | |
| **Net Income (Loss)** | **$1,772** | **$2,563** | **$1,031** | **($648)** | **$1,905** | **$1,693** | **$1,438** | **$1,574** | **$887** |
| (Gain) Loss on Nuclear Decommissioning Trust (NDT) Fund Related Activity, pre-tax [(a)] | (137) | (184) | 270 | (178) | (231) | (255) | 144 | (133) | (5) |
| (Gain) Loss on Mark-to-Market (MTM), pre-tax [(b)] | 210 | (1,334) | 635 | 620 | 81 | (285) | 117 | 167 | 168 |
| Pension Settlement Charges, pre-tax | - | 338 | - | - | - | - | - | - | - |
| Plant Retirements, Dispositions and Impairments, pre-tax [(c)] | - | - | 31 | 2,940 | (122) | 402 | (51) | 975 | 669 |
| Oil Lower of Cost or Market adjustment, pre-tax | - | - | - | - | 2 | - | - | - | - |
| Goodwill Impairment, pre-tax | - | - | - | - | - | 16 | - | - | - |
| Lease Related Activity, pre-tax | (4) | 7 | 78 | 10 | - | 58 | 8 | 77 | 147 |
| Exit Incentive Program (EIP), pre-tax | - | 29 | - | - | - | - | - | - | - |
| Income Taxes related to Operating Earnings (non-GAAP) reconciling items, excluding Tax Reform [(d)] | (2) | 323 | (306) | (891) | 106 | 37 | (74) | (427) | (391) |
| Tax Reform | - | - | - | - | - | - | - | (745) | - |
| **Operating Earnings (non-GAAP)** | **$1,839** | **$1,742** | **$1,739** | **$1,853** | **$1,741** | **$1,666** | **$1,582** | **$1,488** | **$1,475** |
| **PSEG Fully Diluted Average Shares Outstanding (in millions) [(e)]** | **500** | **500** | **501** | **504** | **507** | **507** | **507** | **507** | **508** |
| | ($ Per Share Impact – Diluted, Unaudited) | | | | | | | | |
| **Net Income (Loss)** | **$3.54** | **$5.13** | **$2.06** | **($1.29)** | **$3.76** | **$3.33** | **$2.83** | **$3.10** | **$1.75** |
| (Gain) Loss on NDT Fund Related Activity, pre-tax [(a)] | (0.27) | (0.37) | 0.54 | (0.35) | (0.46) | (0.50) | 0.28 | (0.26) | (0.01) |
| (Gain) Loss on MTM, pre-tax [(b)] | 0.42 | (2.67) | 1.27 | 1.23 | 0.16 | (0.56) | 0.23 | 0.33 | 0.33 |
| Pension Settlement Charges, pre-tax | - | 0.68 | - | - | - | - | - | - | - |
| Plant Retirements, Dispositions and Impairments, pre-tax [(c)] | - | - | 0.06 | 5.83 | (0.24) | 0.79 | (0.10) | 1.92 | 1.32 |
| Goodwill Impairment, pre-tax | - | - | - | - | - | 0.03 | - | - | - |
| Lease Related Activity, pre-tax | (0.01) | 0.01 | 0.15 | 0.02 | - | 0.11 | 0.02 | 0.15 | 0.29 |
| EIP, pre-tax | - | 0.06 | - | - | - | - | - | - | - |
| Income Taxes related to Operating Earnings (non-GAAP) reconciling items, excluding Tax Reform [(d)] | - | 0.64 | (0.61) | (1.77) | 0.21 | 0.08 | (0.14) | (0.84) | (0.78) |
| Tax Reform | - | - | - | - | - | - | - | (1.47) | - |
| Share Differential [(e)] | - | - | - | (0.02) | - | - | - | - | - |
| **Operating Earnings (non-GAAP)** | **$3.68** | **$3.48** | **$3.47** | **$3.65** | **$3.43** | **$3.28** | **$3.12** | **$2.93** | **$2.90** |

(a) Effective January 1, 2018, unrealized gains (losses) on equity securities are recorded in Net Income (Loss) instead of Other Comprehensive Income (Loss).

(b) Includes the financial impact from positions with forward delivery months.

(c) 2022 includes the results for fossil generation sold in February 2022. 2021 amounts include a pre-tax loss of $298 million for the make-whole premium paid upon the early redemption of PSEG Power's debt and other non-cash debt extinguishment costs.

(d) Income tax effect calculated at 28.11% statutory rate for 2018 through 2024 and 40.85% statutory rate for prior years, except for qualified NDT related activity, which records an additional 20% trust tax on income (loss) from qualified NDT Funds, the additional investment tax credit recapture related to the sale of PSEG Solar Source in 2021 and lease related activity.

(e) Approximately three million potentially dilutive shares were excluded from fully diluted average shares outstanding used to calculate the diluted GAAP loss per share for the year ended December 31, 2021 as their impact was antidilutive to GAAP results. For non-GAAP per share calculations, we used fully diluted average shares outstanding of 507 million, including the three million potentially dilutive shares as they were dilutive to non-GAAP results. As a result of the use of different denominators for non-GAAP Operating Earnings and GAAP Net Loss, a reconciling line item, "Share Differential," has been added to the 2021 results to reconcile the two Earnings/(Loss) per share calculations.

Please see Slide 3 for an explanation of PSEG's use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income (Loss).

C